SECOND AMENDMENT TO LOAN AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of April 15, 1999, by and between I-LINK INCORPORATED, a Florida corporation (the "Borrower"), and WINTER HARBOR, LLC, a Delaware limited liability company (the "Lender").

                                 RECITALS:

     A. The Borrower and Lender entered into a Loan Agreement, dated as of January 15, 1999, as amend by the First Amendment thereto dated as of March 4, 1999 (the "Original Agreement"), pursuant to which Lender agreed to make available to the Borrower up to $8,000,000 (the "Loan").

     B. The Borrower has requested and the Lender has agreed to amend certain of the terms of the Original Agreement, as amended hereby. The Original Agreement, as amended hereby, shall be referred to as the "Loan Agreement." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

                                AGREEMENTS

     In consideration of the foregoing Recitals and of the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, hereby agree as follows:

     1.   Amendments.

          (a) Section 1.6(b)(iii) of the Original Agreement shall be amended in its entirety to read as follows:

                (iii) Rights Offering. Borrower shall make a rights offering (the "Rights Offering") to all of its existing shareholders for $20,000,000 of a newly created class of Series N Convertible Preferred Stock (the "Series N Stock") having terms and conditions as may be reasonably acceptable to Borrower and Lender. Borrower shall file the documents relating to the Rights Offering with the Securities and Exchange Commission (the "SEC")
          no later than January 15, 1999. If Borrower mails the Rights Offering materials to its shareholders by the earlier of June 30, 1999 and that business day which is three business days following the receipt of clearance from the SEC (the "Mailing Date"), and consummates the Rights Offering by the earlier of August 6, 1999 and that business day which is the first business day following the 35th calendar day from the Mailing Date (the "Consummation Date"), then Borrower may cause the outstanding principal amount of the Loan, together with all accrued interest to be exchanged for Series N Stock. Lender shall have the right, but not the obligation, to subscribe for any Series N Stock not otherwise subscribed for as part of the Rights Offering.
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          (b)   Section 7.2 of the Original Agreement shall be amended in its entirety to read as follows:

                Section 7.2  Effect of Event of Default.

                (a) With respect to the Loan, should any Event of Default occur on or after the October 31, 1999, Lender may at its option by written notice to Borrower declare the unpaid principal amount of the Note representing the Loan, together with the applicable unpaid interest thereon, immediately due and payable, whereupon the Loan shall become and be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in the Note or in such other note or evidence of indebtedness to the contrary notwithstanding.

          4. Representations and Warranties. Except as otherwise disclosed to the Lender in writing, each and every representation and warranty set forth in the Original Agreement is hereby confirmed and ratified, in all material respects, by the Borrower, and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken.

          6. Prior Loans. The Prior Loans are represented by a number of demand promissory notes. The Lender hereby agrees that it will not make a demand on the Prior Loans prior April 15, 2000.

          7. Counterparts. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Lender and the Borrower have each executed at least one counterpart. This Amendment may be delivered to such other party via fax. Any party's faxed signature shall be deemed an original and binding signature as of the date set forth above.

          8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware with the exception of its conflicts of laws provisions.

          9. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Lender and the Borrower and their respective successors and assigns.

         10. Reference to Original Agreement. Except as amended hereby, the Original Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the Amendment to the Original Agreement accomplished hereby, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Original Agreement in the other agreements, documents or instruments executed and delivered pursuant to the Loan Agreement, shall be deemed a reference to the Original Agreement, as amended hereby.

          11. No Other Modifications. Except as expressly provided in this Amendment, all of the terms and conditions of the Original Agreement shall remain unchanged and in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.
                                      I-LINK INCORPORATED


                                      By: /s John Edwards
                                          John Edwards, President


                                      WINTER HARBOR, LLC

                                      By: First Media, L.P., its member

                                          By: First Media Corporation, its
                                              sole general partner

                                          By: /s Ralph W. Hardy
                                              Ralph W. Hardy Jr., Secretary





































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